UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive office

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 21, 2020, Lear Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As previously disclosed in the proxy statement related to the Annual Meeting, Henry D.G. Wallace, who served as the Non-Executive Chairman of the Company’s Board of Directors (the “Board”), did not stand for re-election at the Annual Meeting, as he had reached the Company’s mandatory retirement age for directors. In connection with Mr. Wallace’s retirement, the Board appointed Gregory C. Smith as the new Non-Executive Chairman of the Board at the Board meeting immediately following the Annual Meeting.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Election of directors
Thomas P. Capo	53,010,711	279,229	26,720	1,832,823
Mei-Wei Cheng	53,151,035	120,489	45,136	1,832,823
Jonathan F. Foster	52,510,563	761,940	44,157	1,832,823
Mary Lou Jepsen	53,047,812	223,917	44,931	1,832,823
Kathleen A. Ligocki	52,879,426	410,271	26,963	1,832,823
Conrad L. Mallett, Jr.	52,298,607	974,112	43,941	1,832,823
Raymond E. Scott	53,246,692	43,807	26,161	1,832,823
Gregory C. Smith	53,168,944	120,576	27,140	1,832,823

Ratification of appointment of independent registered public accounting firm	54,236,929	867,260	45,294	N/A

Advisory approval of Lear Corporation’s executive compensation	51,725,774	1,540,770	50,116	1,832,823

Stockholder proposal to require preparation of a report regarding human rights impact assessment	23,632,206	29,162,479	521,975	1,832,823

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: May 21, 2020	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer